Exhibit 1

AGREEMENT

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Global Cash Access Holdings, Inc.
This agreement may be executed in any number of counterparts, each of which shall be deemed an original.

EXECUTED this 8th day of February, 2011.

SUMMIT PARTNERS, L.P. By: Summit Master Company, LLC, its general partner		SUMMIT PARTNERS VI (GP), LLC By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT PARTNERS VI (GP), L.P. By: Summit Partners VI (GP), LLC, its general partner By: Summit Partners, L.P., its managing member By: Summit Master Company, LLC, its general partner
SUMMIT VENTURES VI-A, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

SUMMIT VENTURES VI-B, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

SUMMIT VI ADVISORS FUND, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

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SUMMIT VI ENTREPRENEURS FUND, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

SUMMIT INVESTORS VI, L.P.
By: Summit Partners VI (GP), L.P., its general partner
By: Summit Partners VI (GP), LLC, its general partner
By: Summit Partners, L.P., its managing member
By: Summit Master Company, LLC, its general partner

By:	*	By:	*
	Member		Member

*	By:	/s/ Robin W. Devereux
Robin W. Devereux Power of Attorney**

*        Pursuant to Powers of Attorney on file with the Commission, which Powers of Attorney are incorporated herein by reference.  Copies of such Powers of Attorney are filed as Exhibit 2 to the report on Schedule 13G Filed by the Reporting Persons on February 11, 2010 for the year ended December 31, 2009, and are hereby incorporated by reference.

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